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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 --------------
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 4, 2005


                             MASTERCARD INCORPORATED
             (Exact name of registrant as specified in its charter)

         DELAWARE                   000-50250                 13-4172551
      (State or other              (Commission               (IRS Employer
       jurisdiction                File Number)           Identification No.)
     of incorporation)

           2000 PURCHASE STREET
            PURCHASE, NEW YORK                             10577
 (Address of principal executive offices)               (Zip Code)

                                 (914) 249-2000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 4, 2005, MasterCard International Incorporated, the principal operating subsidiary of MasterCard Incorporated, entered into an agreement with Citigroup Inc. ("Citigroup") to establish a pricing arrangement with respect to transaction processing services provided by MasterCard to Citigroup affiliates outside of North America for certain MasterCard-branded cards, subject to certain conditions set forth in the agreement. The agreement is effective as of October 1, 2004 and remains in effect until December 31, 2007. Based on a
Schedule 13G Information Statement filed on February 13, 2004, Citigroup and its affiliates own approximately 6.0% of the outstanding shares of common stock of MasterCard Incorporated.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Mastercard incorporated

Date: January 4, 2005                 By   /s/    Noah J. Hanft
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                                              Noah J. Hanft
                                              General Counsel and Secretary